Fees Summary	Sep. 06, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 816,960,000.00
Previously Paid Amount	0.00
Total Fee Amount	120,583.30
Total Offset Amount	0.00
Net Fee	$ 120,583.30
Final Prospectus	false